UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2023

CuraScientific Corp.
(Exact name of registrant as specified in charter)

Florida	000-56325	84-5079920
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51544 Cesar Chavez Street, Coachella, California	92236
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (909) 435-1642

(Former name or former address, if changed since last report)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 26, 2023, the Board of Directors of the Company appointed Chris Bennett to serve as Chief Marketing Officer and a director of the Company.

Mr. Bennett, age 49, is Chief Marketing Officer here at CuraScientific and responsible for marketing programs, brand management, and corporate sponsorships. Prior to joining CuraScientific, he has over a 20 year history in strategic business development and marketing at several companies, and worked to advance major advertising programs. He is a professional photographer and videographer with a keen focus in social media development and campaigns. He grew up and went to school in Pennsylvania. He has worked and lived in Las Vegas-Nevada for the past 10 years and currently resides in Southern California. Chris’ greatest strengths are his creativity, drive and leadership. He thrives on challenges, particularly those that expand the company’s reach.

Mr. Bennett entered into a Board of Directors Agreement with the Company, pursuant to which Mr. Bennett will be paid a cash fee of $200 per meeting, and be issued $150,000 of shares of the Company’s Series A Preferred Stock. The foregoing is a summary, and is qualified in its entirety by reference to the actual terms of the Board of Directors Agreement, which has been filed as Exhibit 10.1 to this Current Report on Form 8-K. Other than as set forth above, Mr. Bennett was appointed as an officer of the Company, and there are no related party transactions between the Company and Mr. Bennett that are subject to disclosure under Item 404(a) of Regulation S-K.

Item 9.01. Exhibits.

(d)       Exhibits.

Exhibit 10.1	Board Resolution Appointment Chris Bennett

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CuraScientific Corp.

Date: May 26, 2023

By:	/s/ William J. Reed
Name: William J. Reed
Title: Chief Executive Officer